SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 4, 2005


                        SAFE TRANSPORTATION SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


          FLORIDA                       000-26631             59-3567558
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(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)


                          429 Lennox Avenue, Suite 5C11
                              Miami Beach FL 33139
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  +44 7798 566679
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION F-D DISCLOSURE

On October 31, 2005 James Long, a former officer and director of Safe Transportation Systems Inc, sent a letter to the Company and various regulatory agencies in which he claimed ownership of shares which, according to all prior SEC filings made by James Long or Ian Pallett, are clearly not validly issued, and were never reported to the SEC by Mr Long.

We look forward to working with all regulatory agencies investigating the prior transactions engaged in by James Long and Ian Pallett, along with their accomplices, who looted the Company of assets and diluted all shareholders interests.



                            [Signature Page Follows]
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SAFE TRANSPORTATION SYSTEMS, INC.



                              BY: /s/ Timothy H. Meyrick
                                  -------------------------------------
                                  President

Date:  November 8, 2005